Exhibit 10.1

[*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

ADDENDUM NO. 2
TO THE SHIPBUILDING CONTRACT
HULL NO. [*]
DATED [*]

between

MEYER WERFT GMBH, a company organised and existing under the laws of Germany, and having its principal office at Industriegebiet Süd, D-26871 Papenburg, Germany (the “Builder”); and

[*], a company incorporated in Bermuda and having its registered office at Cumberland House, 9th Floor, 1 Victoria Street, Hamilton HM11, Bermuda (the “Buyer”); and

NCL CORPORATION LTD., a company incorporated in Bermuda having its registered office at Cumberland House, 9th Floor, 1 Victoria Street, Hamilton HM11, Bermuda (“NCLC”).

Whereas, Article [*] Clause [*] of the Contract provides, that the Builder shall by [*] propose for the Buyer’s approval (not to be unreasonably withheld or delayed) a date [*] during the period from [*].

Whereas, the parties desire to fix the date of delivery for the Ship.

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

1.	Article [*], Clause [*]:

The Delivery Date of the Ship in accordance with the provisions of the Contract shall be [*].

2.	This Addendum No. 2 will be treated as having been signed by the parties hereto at the time and on the date when each party has signed and initialled a complete, legible and identical counterpart of this Addendum No. 2 and exchanged the same by e-mail or fax with the other parties. Thereafter for record purposes only three identical original counterparts of this Addendum No. 2 shall be signed and initialled by each of the parties after which one original counterpart will be retained by the Builder, one will be retained by the Buyer and the other will be retained by NCLC.

3.	Words and expressions defined in the Contract shall have the same meanings when used herein.

4.	Except as set forth in this Addendum No. 2, the Contract shall remain unchanged and this Addendum No. 2 shall be treated as an integral part of the Contract.

IN WITNESS WHEREOF, the Builder, the Buyer and NCLC have duly executed this Addendum No. 2.

/s/Bernard Meyer

For and on behalf of Meyer Werft GmbH
9 July 2013

/s/Kevin M. Sheehan

For and on behalf of [*]
9 July 2013

/s/Kevin M. Sheehan

For and on behalf of NCL Corporation Ltd.
9 July 2013

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